Exhibit 32.1

ORGENESIS INC.
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned, Vered Caplan, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The quarterly report on Form 10-Q of Orgenesis Inc. for the quarter ended February 28, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

By:

/s/ Vered Caplan
Vered Caplan
President & Chief Executive Officer
(Principal Executive Officer)
Date: April 16, 2018